EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


        I, Gerard Nolan, Chief Executive Officer of Ohana Enterprises, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

        (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of

        1934 (15 U.S.C. 78m); and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: February 25, 2003

                       /s/ Gerard A. Nolan
                           -------------------------------------
                           Gerard Nolan
                           President and Chief Executive Officer



I, Catherine Thompson, Chief Financial Officer of Ohana Enterprises, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

        (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of

        1934 (15 U.S.C. 78m); and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: February 25, 2003

                       /s/ Catherine Thompson
                           ---------------------
                           Catherine Thompson
                           Vice President and Chief Financial Officer